Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of September 30, 2010

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 562 communities in 35 states and the ability to serve approximately 52,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information
Ownership Type	Number of Facilities	Number of Units	Percentage of Q3 2010 Revenues	Percentage of Q3 2010 Facility Operating Income	Percentage of YTD 2010 Revenues	Percentage of YTD 2010 Facility Operating Income
Owned	190	20,621	43.0%	41.6%	43.2%	42.0%
Leased	355	27,430	56.8%	57.7%	56.5%	57.3%
Managed	19	3,786	0.2%	0.7%	0.3%	0.7%
Total	564	51,837	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	80	14,829	23.9%	28.6%	24.1%	28.3%
Assisted Living	429	21,157	46.5%	47.0%	46.3%	46.9%
CCRCs	36	12,065	29.4%	23.7%	29.3%	24.1%
Managed	19	3,786	0.2%	0.7%	0.3%	0.7%
Total	564	51,837	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48	$0.50
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48	$0.50

Weighted Average Shares	101,738	106,042	118,455	118,653		119,315	119,721	120,404

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations

Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying third quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of September 30, 2010

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines.

	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3

Retirement Centers
Number of communities (period end)	77	77	77	80	80	80	80	80
Total average units(1)	14,116	14,117	14,114	14,203	14,137	14,737	14,737	14,734
Weighted average unit occupancy	87.4%	86.9%	87.3%	87.2%	87.2%	87.0%	87.1%	87.4%
Average monthly revenue per unit(2)	$ 3,331	$ 3,366	$ 3,361	$ 3,373	$ 3,358	$ 3,419	$ 3,434	$ 3,461

Assisted Living
Number of communities (period end)	414	413	413	430	430	429	429	429
Total average units(1)	20,084	20,073	20,062	20,600	20,205	21,152	21,115	21,114
Weighted average unit occupancy	86.2%	86.0%	87.0%	87.9%	86.8%	87.6%	88.0%	89.0%
Average monthly revenue per unit(2)	$ 4,412	$ 4,417	$ 4,376	$ 4,390	$ 4,398	$ 4,526	$ 4,571	$ 4,606

CCRCs
Number of communities (period end)	35	35	35	36	36	36	36	36
Total average units(1)	10,632	10,675	10,816	11,162	10,821	11,287	11,276	11,269
Weighted average unit occupancy	86.5%	85.7%	85.1%	83.7%	85.2%	84.0%	84.2%	84.4%
Average monthly revenue per unit(2)	$ 5,030	$ 5,153	$ 5,239	$ 5,249	$ 5,168	$ 5,421	$ 5,437	$ 5,509

Consolidated Totals
Number of communities (period end)	526	525	525	546	546	545	545	545
Total average units(1)	44,832	44,865	44,992	45,965	45,163	47,176	47,128	47,117
Weighted average unit occupancy	86.6%	86.2%	86.7%	86.7%	86.6%	86.6%	86.8%	87.4%
Average monthly revenue per unit(2)	$ 4,215	$ 4,258	$ 4,259	$ 4,275	$ 4,252	$ 4,386	$ 4,415	$ 4,457

Management Services
Number of communities (period end)	22	21	22	19	19	19	19	19
Total average units(1)	4,348	4,335	4,431	4,333	4,362	3,788	3,682	3,786
Weighted average occupancy	86.0%	84.2%	82.8%	83.8%	84.2%	83.4%	83.4%	83.7%

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of September 30, 2010

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
Revenue	$495,014	$477,322	3.7%	$1,947,333	$1,889,248	3.1%
Operating Expense	326,431	309,923	5.3%	1,265,850	1,221,196	3.7%
Facility Operating Income	$168,583	$167,399	0.7%	$681,483	$668,052	2.0%
Facility Operating Margin	34.1%	35.1%	-1.0%	35.0%	35.4%	-0.4%

# Communities	514	514		514	514
Avg. Period Occupancy	87.8%	87.3%	0.5%	87.4%	87.3%	0.1%
Avg. Mo. Revenue/unit	$4,362	$4,231	3.1%	$4,306	$4,182	3.0%

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended September 30,
	2010	2009
Type
Recurring	$8,243	$6,167
Reimbursements	(671)	(671)
Net Recurring	7,572	5,496
Corporate (1)	4,932	2,832
EBITDA-enhancing (2)	9,052	2,803

Development (3)	2,867	12,771
Reimbursements (4)	(892)	(15,222)
Net Development	1,975	(2,451)
Net Total Capital Expenditures (5)	$23,531	$8,680

(1) Corporate primarily includes capital expenditures for information technology systems and equipment.
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations.
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program.
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period.
(5) Approximately $10.1 million and $8.7 million of expense was recognized during the three months ended September 30, 2010 and 2009, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Information on Ancillary Services
	Three Months Ended September 30,
	2010	2009
Brookdale Units Served:
Therapy
Legacy ARC	12,340	12,581
Total	38,101	35,203

Home Health
Legacy ARC	8,981	8,791
Total	24,676	18,782

Avg. Mo. NOI/Occupied Unit
Legacy ARC	$317	$275
Total	$264	$206

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2010
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	$2,915	6.38%	$-		$2,915	6.38%	$5,367	8.34%	$8,282
2011	139,055	6.69%	-		139,055	6.69%	23,629	8.35%	162,684
2012	764,414	3.01%	-		764,414	3.01%	25,893	8.36%	790,306
2013	646,298	3.95%	-		646,298	3.95%	25,596	8.46%	671,894
2014	147,347	5.86%	-		147,347	5.86%	29,079	8.47%	176,426
Thereafter	526,006	5.22%	-		526,006	5.22%	226,946	8.93%	752,952
Total	$2,226,036	4.23%	$-		$2,226,036	4.23%	$336,509	8.76%	$2,562,545

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	$2,915	6.38%	$-		$2,915	6.38%	$5,367	8.34%	$8,282
2011	15,198	5.87%	-		15,198	5.87%	23,629	8.35%	38,827
2012	766,165	3.02%	-		766,165	3.02%	24,425	8.41%	790,590
2013	643,054	4.21%	-		643,054	4.21%	25,596	8.46%	668,650
2014	7,347	6.30%	-		7,347	6.30%	29,079	8.47%	36,426
Thereafter	791,356	5.36%	-		791,356	5.36%	228,414	8.92%	1,019,770
Total	$2,226,036	4.23%	$-		$2,226,036	4.23%	$336,509	8.76%	$2,562,545

Coverage Ratios

	Nine months ended September 30, 2010
				Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	20,621	240,990	199,864	77,786	2.6x
Leased Communities *	27,430	329,413	275,539	221,417	1.2x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Nine months ended September 30,
	2010	2009
Scheduled Debt Amortization	$5,694	$ 2,976
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	6,659	5,371
Lease Financing Debt Amortization - Bargain Purchase Option	8,584	7,848
Total Debt Amortization	$20,937	$ 16,195

Line Availability

($000s)	Sep-09	Dec-09	Mar-10	Jun-10	Sep-10

Revolver Balance	$-	$ -	$ 15,000	$ -	$ -
Letters of Credit Outstanding (7)	23,657	17,347	-	-	-
Ending Line Balance	$23,657	$ 17,347	$ 15,000	$ -	$ -

Cash and cash equivalents	159,313	66,370	65,613	51,345	68,961

Total Line Capacity (8)	75,000	75,000	91,910	120,000	120,000
Total Liquidity (Line Availability + Cash)	$ 210,656	$ 124,023	$ 142,523	$ 171,345	$ 188,961

Letters of credit outstanding on line (7)	$ 23,657	$ 17,347	$ -	$ -	$ -
Other letters of credit	48,475	48,770	66,874	69,222	72,690
Total letters of credit outstanding (7)	$ 72,132	$ 66,117	$ 66,874	$ 69,222	$ 72,690

Leverage Ratios
		Annualized
	Balance	Leverage
Mortgage Debt (1)	$2,226,036
Capital Leases	336,509
Total Property-Level Debt	$2,562,545	6.4	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(68,961)
Less: Cash held as collateral against existing debt	(36,338)
Total Debt	$2,457,246	6.1	x

2010 YTD annualized Adjusted EBITDA	$399,825

Annualized Cash Lease Expense multiplied by 8	2,119,054
Total Adjusted Debt	$4,576,300	6.9	x

2010 YTD annualized Adjusted EBITDAR	$664,707

Debt Structure
		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt	$1,210,828	6.00%
Variable Rate Mortgage Debt (1)	1,015,207	2.12%
Capital Leases	336,509	8.76%
Line of Credit (cash borrowings)	-	0.00%
Total Debt	$2,562,545

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	$150,000	14.8%
Variable Rate debt with Interest Rate Caps (1) (6)	865,207	85.2%
Variable Rate debt - Unhedged	-	0.0%
Total Variable Rate Mortgage Debt	$1,015,207	100.0%

(1) Also includes both bond and discount mortgage backed security financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 0.87%.
(6) Weighted cap rate for stated reporting period of 5.88% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) Bank of America Line of Credit was paid off 02/23/10; the retired Line provided $25 million Letter of Credit capacity.
(8) The availability under the line may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of September 30, 2010
($ in 000s)

CFFO Calculation
	Three Months Ended September 30,
	2010	2009

Net cash provided by operating activities (includes non-refundable entrance fees)	$ 64,384	$ 72,900
Add: Changes in operating assets and liabilities (eliminates cash flow effect)	(3,812)	(11,438)
Add: Refundable entrance fees received	12,242	9,296
Less: Entrance fee refunds disbursed	(4,984)	(4,649)
Less: First generation entrance fees	(2,921)	(10,626)
Less: Recurring capital expenditures, net	(7,572)	(5,495)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,267)	(1,793)
Add: Facility lease termination expense	4,616	-
Cash From Facility Operations	$ 59,686	$ 48,195

Revenue Reconciliation
	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,215	4,258	4,259	4,275	4,252	4,386	4,415	4,457
Average monthly units (excluding equity homes) available	44,849	44,884	44,966	45,977	45,142	47,179	47,119	47,106
Average occupancy for the quarter	86.6%	86.2%	86.7%	86.7%	86.6%	86.6%	86.8%	87.4%
Resident fee revenue	$491,119	$494,227	$498,114	$511,228	$1,994,688	$537,290	$541,773	$550,491

Add: management fee revenue	1,717	1,298	1,987	1,717	6,719	1,395	1,412	1,339
Total revenues excluding entrance fee amortization	$492,836	$495,525	$500,101	$512,945	$2,001,407	$538,685	$543,185	$551,830

CFFO Reconciliation to the Income Statement
Resident fee revenue	$497,946	$500,757	$505,843	$518,522	$2,023,068	$544,424	$548,972	$558,464
Less: Entrance fee amortization	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)	(6,634)
Adjusted revenues	492,836	495,525	500,101	512,945	2,001,407	538,685	543,185	551,830

Less: Facility operating expenses	(318,112)	(316,586)	(328,939)	(340,683)	(1,304,320)	(355,324)	(353,051)	(368,936)
Add: Loss on sale of communites, net	-	-	-	2,043	2,043	-	-	-
Add: Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)	-
	(318,112)	(316,586)	(328,939)	(340,982)	(1,304,619)	(355,324)	(354,115)	(368,936)

Less: G&A including non-cash stock expense	(33,707)	(31,721)	(34,720)	(34,716)	(134,864)	(31,952)	(31,834)	(33,231)
Add: G&A non-cash stock expense	6,809	6,871	7,869	5,386	26,935	4,871	5,105	5,823
Net G&A	(26,898)	(24,850)	(26,851)	(29,330)	(107,929)	(27,081)	(26,729)	(27,408)

Less: Facility lease expense	(67,741)	(68,434)	(68,036)	(67,885)	(272,096)	(68,249)	(67,175)	(72,706)
Add: Facility lease termination expense	-	-	-	-	-	-	-	4,616
Add: Straight-line lease expense	4,248	4,032	3,793	3,778	15,851	3,136	2,161	2,812
Less: Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)	(1,086)
Net lease expense	(64,579)	(65,487)	(65,331)	(65,193)	(260,590)	(66,199)	(66,100)	(66,364)

Entrance fee receipts	8,510	9,816	11,305	13,571	43,202	12,021	9,377	19,133
Entrance fee disbursements	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)	(4,984)
Net entrance fees	2,674	3,459	6,656	7,497	20,286	6,259	4,017	14,149

Adjusted EBITDA	85,921	92,061	85,636	84,937	348,555	96,340	100,258	103,271

Less: Recurring capital expenditures, net	(2,655)	(3,888)	(5,495)	(7,484)	(19,522)	(6,441)	(7,570)	(7,572)
Less: Interest expense, net	(32,001)	(33,122)	(29,951)	(31,441)	(126,515)	(32,653)	(33,450)	(32,916)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,780)	(1,798)	(1,793)	(1,824)	(7,195)	(2,171)	(2,221)	(2,267)
Less: Other	706	(733)	(202)	1,738	1,509	(678)	(39)	(830)

Reported CFFO	$50,191	$52,520	$48,195	$45,926	$196,832	$54,397	$56,978	$59,686

Add: integration and transaction-related costs	-	-	2,200	3,554	5,754	-	-	-
Adjusted CFFO	$50,191	$52,520	$50,395	$49,480	$202,586	$54,397	$56,978	$59,686

CFFO Per Share ($)
($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2	Q3
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48	$0.50
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48	$0.50

Shares used in calculation of CFFO (000's)	101,738	106,042	118,455	118,653		119,315	119,721	120,404

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of September 30, 2010

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
Ending # EF Vacant Units	475	474	536	548	547	569	594
# Closings	48	62	70	80	67	59	87
# of Refunds	67	86	67	84	77	67	77

Cash Basis ($ in 000's except average resale and refund)

Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,872	5,718	8,429	8,648	6,883	5,566	8,098
Proceeds from refundable entrance fees (2)(3)	3,638	4,098	2,876	4,923	5,138	3,811	11,035
Total Cash Proceeds	8,510	9,816	11,305	13,571	12,021	9,377	19,133
Refunds of entrance fees (4)	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)	(4,984)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017	14,149

My Choice proceeds included in refundable resale receipts above	588	16	120	360	132	206	6,463

Average Resale $ (excluding My Choice proceeds)	165,042	158,065	159,786	165,138	177,448	155,441	145,632
Average Refund $ (excluding My Choice refunds)	(87,104)	(68,930)	(68,851)	(66,881)	(71,039)	(78,209)	(64,571)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's except average resale price)

Gross Value @ Average Resale Price of $170,000 (2)	100,980
Refund Attachments	(11,014)
Net Cash Value	89,966

Income Statement Impact ($ in 000's)

On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
Amortization of entrance fees (incl. gains on terminations) (5)	(5,110)	(5,232)	(5,692)	(5,361)	(5,426)	(5,404)	(6,173)

(5) Excludes first generation entrance fee amortization

Principles of Entry Fee Accounting

Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits.  BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care.  The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation.  The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following  contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of September 30, 2010

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities.  Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy.  BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Data
($ in 000's)
	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10	Q3 10
Original ARC

Occupancy	88.0%	86.7%	86.0%	85.5%	85.8%	84.3%	83.5%
Ending # EF Vacant Units	271	259	328	348	353	384	411
# EF Closings	29	33	37	61	45	36	55
# of EF Refunds	41	70	38	60	60	45	54

EF Resale Receipts	5,344	5,579	6,051	11,051	8,172	6,108	14,382
EF Refunds Paid	(3,855)	(5,190)	(2,838)	(4,265)	(4,813)	(3,789)	(3,601)
Net Resale Cash Flow	1,489	389	3,213	6,786	3,359	2,319	10,781

Average EF Resale $ (excluding My Choice proceeds)	$166	$169	$164	$177	$179	$169	$159
Average EF Refund $ (excluding My Choice refunds)	$(94)	$(71)	$(74)	$(63)	$(75)	$(82)	$(66)

Total NBA Communities

Occupancy	75.5%	76.4%	75.6%	76.0%	77.1%	77.4%	77.9%
Ending # EF Vacant Units	204	215	208	200	194	185	183
# EF Closings	19	29	33	19	22	23	32
# of EF Refunds (1)	26	16	29	24	17	22	23

EF Resale Receipts	3,166	4,237	5,254	2,520	3,849	3,269	4,751
EF Refunds Paid (1)	(1,981)	(1,167)	(1,811)	(1,809)	(949)	(1,571)	(1,383)
Net Resale Cash Flow	1,185	3,070	3,443	711	2,900	1,698	3,368

Average EF Resale $ (excluding My Choice proceeds)	$163	$146	$156	$126	$175	$134	$123
Average EF Refund $ (excluding My Choice refunds)	$(76)	$(61)	$(62)	$(75)	$(56)	$(71)	$(60)

Total Consolidated EF Communities (2)

Occupancy	84.8%	83.6%	83.3%	83.1%	83.5%	82.5%	82.0%
Ending # EF Vacant Units	475	474	536	548	547	569	594
# EF Closings	48	62	70	80	67	59	87
# of EF Refunds	67	86	67	84	77	67	77

EF Resale Receipts	8,510	9,816	11,305	13,571	12,021	9,377	19,133
EF Refunds Paid	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)	(4,984)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017	14,149

Average EF Resale $ (excluding My Choice proceeds)	$165	$158	$160	$165	$177	$155	$146
Average EF Refund $ (excluding My Choice refunds)	$(87)	$(69)	$(69)	$(67)	$(71)	$(78)	$(65)

(1) Includes certain refunds accelerated for repositioning of the community.
(2) Excludes all first generation entrance fee data and receipts on newly opened CCRCs.

Note: Occupancy includes all levels of care; vacant units include only Independent Living units.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2010
($ in 000s)

Cash Flow Statements

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009	Q1 2010	Q2 2010	Q3 2010
Cash Flows from Operating Activities
Net loss	$(13,636)	$(10,530)	$(21,290)	$(20,799)	$(66,255)	$(14,295)	$(9,557)	$(16,913)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	-	1,740	1,178	(1,626)	1,292	19	682	856
Depreciation and amortization	69,675	70,652	69,150	71,963	281,440	75,657	75,578	77,195
Goodwill and asset impairment	-	-	-	10,073	10,073	-	-	-
(Gain) loss on sale of assets	(4,455)	103	-	2,111	(2,241)	144	-	1,404
Equity in (earnings) loss of unconsolidated ventures	(595)	(581)	(42)	778	(440)	(397)	(119)	(272)
Distributions from unconsolidated ventures from cumulative share of net earnings	11	-	444	(50)	405	-	375	-
Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)	(1,086)
Amortization of entrance fees	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)	(6,634)
Proceeds from deferred entrance fee revenue	4,872	5,718	12,635	15,264	38,489	9,550	8,354	9,812
Deferred income tax benefit	(8,194)	(3,323)	(7,923)	(12,244)	(31,684)	(8,200)	(5,743)	(12,601)
Change in deferred lease liability	4,248	4,032	3,793	3,778	15,851	3,136	2,161	2,812
Change in fair value of derivatives and amortization	4,285	(7,900)	2,478	(2,628)	(3,765)	2,640	2,207	176
Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)	-
Non-cash stock-based compensation	6,809	6,871	7,869	5,386	26,935	4,871	5,105	5,823
Changes in operating assets and liabilities:
Accounts receivable, net	(2,409)	797	15,138	2,986	16,512	(5,242)	4,367	(5,605)
Prepaid expenses and other assets, net	(5,311)	(5,341)	(12,724)	(9,778)	(33,154)	(9,171)	(5,160)	(1,008)
Accounts payable and accrued expenses	4,966	6,847	17,744	(8,270)	21,287	(11,825)	2,035	15,511
Tenant refundable fees and security deposits	(370)	(11,706)	(2,221)	(2,473)	(16,770)	(1,298)	(971)	(451)
Deferred revenue	15,057	(6,747)	(6,499)	5,782	7,593	8,365	(3,735)	(4,635)
Net cash provided by operating activities	68,757	44,315	72,900	51,248	237,220	47,129	67,642	64,384
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,480	-	591	370	2,441	801	-	(10,606)
Increase in cash and escrow deposits — restricted	(57,897)	4,030	(827)	(9,846)	(64,540)	(30,556)	(5,804)	45,665
Net proceeds from sale of assets	-	210	-	14,731	14,941	1,487	-	-
Distributions received from unconsolidated ventures	525	265	179	92	1,061	47	-	30
Additions to property, plant, and equipment and leasehold intangibles, net of related payables	(33,491)	(29,443)	(24,573)	(29,946)	(117,453)	(23,102)	(22,408)	(25,094)
Acquisition of assets, net of related payables and cash received	-	(190)	(1,037)	(202,910)	(204,137)	-	(21,809)	(4,307)
Payment on (issuance of) notes receivable, net	(36)	(759)	205	82	(508)	512	(343)	844
Investment in unconsolidated ventures	(1,106)	-	(140)	-	(1,246)	(848)	(205)	394
Proceeds from sale leaseback transaction	9,166	-	-	-	9,166	-	-	-
Proceeds from sale of unconsolidated venture	8,843	(12)	-	12	8,843	-	-	675
Other	-	-	-	-	-	(316)	-	(322)
Net cash (used in) provided by investing activities	(72,516)	(25,899)	(25,602)	(227,415)	(351,432)	(51,975)	(50,569)	7,279
Cash Flows from Financing Activities
Proceeds from debt	26,521	23,998	17,467	89,053	157,039	49,108	119,576	213,392
Repayment of debt and capital lease obligations	(10,403)	(5,330)	(5,461)	(11,393)	(32,587)	(58,923)	(134,031)	(251,986)
Proceeds from line of credit	60,446	-	-	-	60,446	45,000	15,000	-
Repayment of line of credit	(64,899)	(155,000)	-	-	(219,899)	(30,000)	(30,000)	-
Payment of financing costs, net of related payables	(6,895)	(432)	69	(1,442)	(8,700)	(2,776)	(3,268)	(2,392)
Proceeds from public equity offering, net	-	163,908	(81)	(56)	163,771	-	-	-
Cash portion of loss on extinguishment of debt	-	-	-	-	-	(179)	-	-
Other	(279)	(197)	(237)	(218)	(931)	(181)	137	(546)
Refundable entrance fees:
Proceeds from refundable entrance fees	3,638	4,098	9,296	13,354	30,386	8,442	6,619	12,242
Refunds of entrance fees	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)	(4,984)
Recouponing and payment of swap termination	-	-	-	-	-	(640)	(14)	(19,773)
Net cash provided by (used in) financing activities	2,293	24,688	16,404	83,224	126,609	4,089	(31,341)	(54,047)
Net increase (decrease) in cash and cash equivalents	(1,466)	43,104	63,702	(92,943)	12,397	(757)	(14,268)	17,616
Cash and cash equivalents at beginning of period	53,973	52,507	95,611	159,313	53,973	66,370	65,613	51,345
Cash and cash equivalents at end of period	$52,507	$95,611	$159,313	$66,370	$66,370	$65,613	$51,345	$68,961